UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                   MAY 5, 2006



                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                    001-31540                   91-1922863
          ------                    ---------                   ----------
(State of incorporation)      (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

                   2614 Queenswood Drive
                    Victoria, BC Canada                        V8N 1X5
                    -------------------                        -------
          (Address of principal executive offices)            (Zip Code)

                                 (205) 477-9969
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): |_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications
    pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 10, 2006, Flexible Solutions International, Inc. (the "Company") issued a press release (the "Press Release") announcing financial results for the fourth quarter and full year ended December 31, 2005. On March 13, 2006, the Company filed a Current Report on Form 8-K (the "Report") related to the same Press Release. The results of operations disclosed in the Press Release and the Report contained Non-GAAP financial measures, but omitted a reconciliation of the Non-GAAP financial measures versus the comparable financial measures reported consistent with accounting principles generally accepted in the United Stated ("GAAP"), as well as other explanatory information. This Amendment No. 1 to the Company's Report is being filed in order to include that GAAP to Non-GAAP reconciliation and the additional explanatory information regarding management's use of the Non-GAAP financial measures disclosed.

         In the Company's Press Release and Report, the Company refers to "operating cash flow," which is a Non-GAAP financial measure. The closest comparable GAAP financial measure is net earnings. The Company obtains the number for operating cash flow by removing depreciation and the Black-Scholes derived expenses of stock options issued to consultants from net earnings. The Company believes that the operating cash flow measure is useful to shareholders and prospective investors interested in determining if the Company is using or gaining cash from operations, un-obscured by non-cash items, and whether financing activities may be necessary. Management uses this measure internally as a tool (among many) for determining the performance of corporate operations, planning expenditures and gauging future capital requirements.

         The table below contains supplemental information regarding the Company's income from operations for the three months ended December 31, 2005 and 2004, and the full year ended December 31, 2005 and 2004, adjusted to exclude depreciation and expenses attributable to stock options issued to consultants. This financial information is a Non-GAAP financial measure as defined by SEC Regulation G. The GAAP financial measure most directly comparable is net income. The reconciliation of each of the Non-GAAP financial measures is as follows:



                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THREE MONTHS AND FULL YEAR ENDED DECEMBER 31


                                              Unaudited                                   Audited

                                             Three Months
                                          Ended December 31,                      Year Ended December 31,
                                          ------------------                      -----------------------
                                       2005                2004                 2005                   2004
                                       ----                ----                 ----                   ----

Revenue                                 $1,519,591            $981,012            $6,709,394              $3,392,937
Net income (loss)                       $(383,726)          $(525,305)          $(1,176,751)            $(1,257,545)
GAAP
Net income (loss) per common             $  (0.03)           $  (0.04)            $   (0.09)              $   (0.11)
   share - basic
GAAP
Weighted average shares used            12,896,533          11,831,916            12,541,084              11,827,734
   in computing per share
   amounts - basic
GAAP
Operating cash flow                $ (188,287) (a)     $ (371,881) (a)              $ 34,467              $(537,629)
NON-GAAP                                                                                 (a)                     (a)
Operating cash flow per share            $  (0.01)           $  (0.03)              $   0.00               $  (0.05)
   - basic                                                                               (a)                     (a)
NON-GAAP                                       (a)                 (a)
Adjustments                               $195,439           $ 153,424           $ 1,211,218               $ 719,916
                                               (b) (b) (b) (b)
-------------

(a) Non-GAAP amounts exclude the non-cash items, depreciation and stock option expenses attributable to options issued to consultants.

(b) Amount represents depreciation and stock option expenses attributable to options issued to consultants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FLEXIBLE SOLUTIONS INTERNATIONAL, INC.

Date:    May 5, 2006                  By:  /s/ Daniel B. O'Brien
                                           ---------------------
                                               Daniel B. O'Brien
                                               President